                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 29, 2004

                         Commission File No. 001-13783

                      INTEGRATED ELECTRICAL SERVICES, INC.

             (Exact name of registrant as specified in its charter)




           DELAWARE                                      76-0542208

(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


                              1800 West Loop South
                                   Suite 500
                              Houston, Texas 77027
              (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (713) 860-1500



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 29, 2004, Integrated Electrical Services, Inc. (the "Company") issued a press release announcing that the Company received waivers from a majority of its senior subordinated note holders for both series of its notes outstanding. As a result of the receipt of these waivers, the Agreement and Second Amendment to the Credit Agreement dated August 16, 2004 has been reinstated. Additionally, the Company is in compliance with the terms of its $175 million credit facility consisting of a $50 million term loan and $125 million revolving line of credit, led by Bank One, NA as administrative agent. See related press release dated September 29, 2004 included herein as Exhibit 99.1.

As stated in the press release filed herewith as Exhibit 99.1, Mr. Richard L. China, the Company's Chief Operating Officer has resigned that position and will assume the position of Senior Vice President-Strategic Business Development. The resignation was effective September 28, 2004. Pursuant to Mr. China's Employment Agreement, filed as Exhibit 10.2 to the Company's Annual Report of Form 10-K for the year ended September 30, 2003, this event activates the ability by Mr. China to terminate his employment with the Company and receive one year's salary as a severance payment if he so chooses within 14 days of the event. The Company and Mr. China have agreed to modify the Employment Agreement to allow Mr. China to take this action during a modified time period which will end no later than November 18, 2004.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

As stated in the press release filed herewith as Exhibit 99.1, Mr. Richard L. China has resigned his position as Chief Operating Officer of the Company and will assume the position of Senior Vice President-Strategic Business Development. In addition, Mr. Jeffrey A. Pugh has resigned his position as the Company's Chief Financial Officer to pursue other interests. Both resignations are effective September 28, 2004.

SECTION 7 - REGULATION FD

ITEM 7.01   REGULATION FD DISCLOSURE

On September 29, 2004, Integrated Electrical Services, Inc. (the "Company") issued a press release announcing that the Company received waivers from a majority of its senior subordinated note holders for both series of its notes outstanding. As a result of the receipt of these waivers, the Agreement and Second Amendment to the Credit Agreement dated August 16, 2004 has been reinstated. Additionally, the Company is in compliance with the terms of its $175 million credit facility consisting of a $50 million term loan and $125 million revolving line of credit, led by Bank One, NA as administrative agent. See related press release dated September 29, 2004 included herein as Exhibit 99.1.

As stated in the press release filed herewith as Exhibit 99.1, Mr. Richard L. China has resigned his position as Chief Operating Officer of the Company and will assume the position of Senior Vice President-Strategic Business Development. In addition, Mr. Jeffrey A. Pugh has resigned his position as the Company's Chief Financial Officer to pursue other interests. Both resignations are effective September 28, 2004.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(C)  Exhibits

     Exhibit No.     Description
     ----------      -----------

       99.1          Press Release dated September 29, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   INTEGRATED ELECTRICAL SERVICES, INC.





                                   By: /s/ David A. Miller
                                       ----------------------------------------
                                       David A. Miller
                                       Vice President and
                                       Chief Accounting Officer

Dated: September 29, 2004

                                 EXHIBIT INDEX



Exhibit No.        Description
----------         -----------

  99.1             Press Release dated September 29, 2004